GENERAL CALIFORNIA MUNICIPAL BOND FUND, INC.
LETTER TO SHAREHOLDERS
Dear Shareholder:
      We are pleased to provide you with this report on the General California Municipal Bond Fund, Inc. for its six-month reporting period ended March 31, 1997. Your Fund produced a total return of 2.03% including bond price changes and interest income.*
THE ECONOMY
      Reacting to an economy which reflects strong growth, low unemployment and stable prices, the Federal Open Market Committee (FOMC) of the Federal Reserve Board (the "Fed") raised interest rates at the end of March for the first time in over two years. Concerned that persistently strong demand would increase the risk of a resurgence of inflation, the FOMC, which is the policy-making arm of the Fed, voted to lift the Federal Funds rate by a quarter of a percentage point to 5.5%. (The Federal Funds rate is the rate that banks charge each other for overnight loans.) The move to raise interest rates had been much discussed since early last year, when the Fed first became concerned about the inflationary potential of rising wage demands resulting from the strong rate of growth in new jobs. Yet over that time, there has been little evidence of inflation despite robust job growth and an unemployment rate of less than 5.5%, a level that in the 1970s and 1980s contributed to an escalation in wages and prices. Instead, prices on virtually all sectors of the economy have remained quiescent. The Consumer Price Index has risen a modest 2.8% over the past 12 months, while increases in producer prices have been equally modest and, of late, many prices have actually fallen.
      Not surprisingly, the consumer confidence index of the Conference Board, a private research group, remains near all-time high territory. A closely followed component measures consumer sentiment about the job market. The percentage of people reporting that jobs are plentiful has recently reached an eight-year high, while the portion reporting that jobs are hard to get was the lowest ever recorded. That positive attitude regarding job security has been cited by Federal Reserve Board Chairman Greenspan as a possible harbinger of higher wage pressures, which could result in an acceleration in the rate of inflation.
      Looking at the economy more generally, factory production _ particularly the durable goods sector _ has picked up lately after slumping over the last two months of last year. Also suggesting renewed vigor in the economy was the brisk pickup in retail sales from their relatively sluggish pace over the last quarter of 1996. As a corollary to the surge in retail sales, late payments on credit card debt have risen to the highest proportion of accounts since 1980, the year the American Bankers Association first monitored credit card delinquencies.
      Effective monetary policy is formulated less on how conditions are today than on how things may be in the future; hence the Fed's preemptive move to tighten credit without significant direct evidence that inflation is already on the rise is understandable. In recent testimony to Congress made before the Fed's decision to raise the Federal Funds rate, Fed Chairman Alan Greenspan said that the question "is not so much . . . where prices are or have been, but rather what the state of the economy will be later this year and into 1998 when any actions we may or may not have taken would become effective." We continue to remain alert to any economic developments that might indicate a further tightening by the Fed.
MARKET ENVIRONMENT
      The municipal bond market endured a significant amount of volatility during the past six months. Similar to today's market environment, last fall interest rates were on the rise following a strong downward move in prices last summer. The financial markets were bracing for a possible tightening of interest rates by the Federal Reserve Board. However, the difference between then and now is that the economy slowed in the second half of 1996 and the Fed did not raise rates. Today, the story is different and the bears are back in control: the economy is clearly much stronger than it appeared at the beginning of the year. Six months ago there was considerable debate over whether or not there would be a tightening of short-term interest rates. The markets received the answer last month when the Fed moved. Since then yields have continued to ratchet higher, implying to us that at least one more rate hike is in the cards.
      The political climate in Washington has been a further hindrance. Investors had been counting on a bipartisan compromise on a balanced budget agreement and a possible cut in the capital gains tax rate; today, the odds of either happening in the near future seem uncertain. It looks as though this year's budget wrangling could be a repeat performance of prior years. From the financial markets' perspective, it appears that the only positive influence from Washington has been the Administration's strong support for the dollar. The strong relative position of the U.S. currency has engendered significant foreign buying of U.S. Treasury securities. Without this foreign support rates might be at higher levels.
      Because of a relatively good technical position, municipal securities have not lost as much in value this year as have taxable bonds. The supply of new tax-exempt bond issues coming to market has not been overly burdensome, while investor demand (primarily the casualty insurers ) has been strong enough to absorb most of the available supply. Individual interest has been limited; however, we believe that yields are now approaching levels which should prove attractive to investors.
PORTFOLIO OVERVIEW
      In the last half of 1996, amid signs that the economy was not as strong as originally believed, the Fund's duration was lengthened. At the same time, we continued to purchase securities which afforded a relatively high tax-exempt yield.
      During the first quarter of 1997, management has been pursuing a defensive investment strategy by actively shortening duration. In view of the Federal Reserve Board's decision last month to raise short-term interest rates, we feel our decision was a prudent one. As of the end of the reporting period, cash reserves in the Fund were being held at 10% (a relatively high percentage) of assets. This move has resulted in a modest reduction in dividend due to the fact that the yield on cash reserves is less than the yield on the securities sold.
      We don't believe that the current condition of rising interest rates will persist indefinitely, and think that attractive buying opportunities within the State of California will present themselves in the not too distant future. In general, the State and its municipalities represent sound credit fundamentals. California's fiscal stability has been restored, and we are encouraged by its improving economy, declining unemployment rate, and modest long-term debt position. However, we are carefully monitoring the State's ability to deal with the various restrictions imposed by the voter initiatives approved last Fall.
      The axiom of capital preservation is foremost in our decision-making at present. We do see the risk of still higher interest rates. After a period of Fed restraint, we believe that the economy can continue to grow at a moderate rate without significant risk of higher inflation. For this reason we feel good about the prospects for the bond markets, and continue to recommend that investors maintain a long-term perspective.
                                  Very truly yours,
                      [Richard J. Moynihan signature logo]
                                  Richard J. Moynihan
                                  Director, Municipal Portfolio Management
                                  The Dreyfus Corporation
April 17, 1997
New York, N.Y.
* Total return includes reinvestment of dividends and any capital gains paid.

GENERAL CALIFORNIA MUNICIPAL BOND FUND, INC.
STATEMENT OF INVESTMENTS                                                                    MARCH 31, 1997 (UNAUDITED)
                                                                                                      Principal
Long-Term Municipal Investments_93.5%                                                                  Amount          Value
                                                                                                       _______        _______
California_93.3%
ABAG Finance Corp., COP (ABAG XXIV) 6.90%, 4/1/2012.........................                    $    3,500,000  $   3,659,670
Alameda County, COP (Various Financing Projects)
  6%, 9/1/2021 (Insured; MBIA, LOC; The Fuji Bank) (a)......................                         5,000,000      5,034,050
Allan Hancock Joint Community College District, COP, Refunding
  7.625%, 10/1/2005.........................................................                         1,055,000      1,146,838
Anaheim Public Financing Authority, Tax Allocation Revenue
  6.45%, 12/28/2018 (Insured; MBIA).........................................                         6,000,000      6,314,220
Beaumont Unified School District, COP (Capital Improvement Project)
  7.70%, 1/1/2021...........................................................                         1,100,000      1,155,616
California Educational Facilities Authority, Revenue
  (Chapman College) 7.50%, 1/1/2018.........................................                         1,760,000      1,948,355
California Health Facilities Financing Authority, Revenue:
  (Downey Community Hospital) 5.75%, 5/15/2015..............................                         3,000,000      2,883,990
  (HELP Group)
    7%, 8/1/2021 (Insured; California Health Facilities Construction Loan Program)                   1,800,000      1,925,730
  (Pomona Valley Hospital Medical Center) 7.375%, 1/1/2014..................                           750,000        797,572
  (Walden House) 6.85%, 3/1/2022............................................                         3,225,000      3,434,367
California Housing Finance Agency:
  Home Mortgage Revenue:
    6.375%, 8/1/2027........................................................                         2,250,000      2,286,967
    7.50%, 8/1/2029.........................................................                         1,185,000      1,232,886
    7.60%, 8/1/2030.........................................................                         1,655,000      1,739,885
    7.70%, 8/1/2030.........................................................                           765,000        802,080
  Multi-Family Housing Revenue:
    6.15%, 8/1/2022 (Insured; AMBAC)........................................                         3,850,000      3,899,780
    6.05%, 8/1/2038 (Insured; MBIA).........................................                         2,500,000      2,469,800
California Pollution Control Financing Authority:
  Exempt Facilities Revenue (Mobil Oil Corp. Project)
    5.50%, 12/1/2029 (Guaranteed; Mobil Corp.)..............................                         2,000,000      1,847,940
  PCR, Refunding (San Diego Gas and Electric) 5.90%, 6/1/2014 (Insured; MBIA)                        9,000,000      9,352,080
California Statewide Communities Development Authority, COP,
  Health Facilities Revenue, Refunding (Barton Memorial Hospital)
  6.50%, 12/1/2009 (LOC; Banque Nationale De Paris) (a).....................                         1,600,000      1,692,592
Chico Public Financing Authority, Revenue
  (Chico Municipal Airport and Central Chico Redevelopment Project)
  7.40%, 4/1/2021 (Prerefunded 4/1/2000) (b)................................                         2,410,000      2,645,216
Commerce Joint Powers Financing Authority, Revenue, Multiple Project Loans
  8%, 3/1/2022..............................................................                         2,420,000      2,564,426
Compton, COP, Refunding (Civic Center Project)
  7.50%, 8/1/2005 (LOC; Mitsui Trust and Banking) (a).......................                         2,680,000      2,853,450
Contra Costa County, Mortgage Revenue, Refunding (Cedar Pointe)
  6.15%, 9/1/2025...........................................................                         3,000,000      3,016,830
Del Mar Race Track Authority, Revenue, Refunding 6.20%, 8/15/2011...........                         2,000,000      2,018,500

GENERAL CALIFORNIA MUNICIPAL BOND FUND, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                            MARCH 31, 1997 (UNAUDITED)
                                                                                                     Principal
Long-Term Municipal Investments (continued)                                                            Amount          Value
                                                                                                       _______        _______
California (continued)
Dry Creek Joint School District, Special Tax
  (Community Facilities District Number 1)
  7.25%, 9/1/2011 (Insured; FSA, Prerefunded 9/1/2000) (b)..................                    $    1,000,000  $   1,109,210
Duarte, COP (City of Hope Medical Center):
  6%, 4/1/2008..............................................................                         3,570,000      3,607,699
  6.25%, 4/1/2023...........................................................                         7,000,000      7,032,760
Folsom Public Financing Authority, Local Agency Revenue 7.70%, 10/1/2020....                         1,200,000      1,235,220
Fontana Public Financing Authority, Tax Allocation Revenue, Refunding
  (North Fontana Redevelopment Project) 7.25%, 9/1/2020.....................                         2,000,000      2,027,880
Foothill/Eastern Transportation Corridor Agency, Toll Road Revenue 6%, 1/1/2034                      3,000,000      2,890,080
Fresno Unified School District, COP (Project Phase VI) 7.20%, 5/1/2011......                         4,250,000      4,536,195
Hollister Redevelopment Agency, Tax Allocation
  (Hollister Community Development Project) 7.55%, 10/1/2013................                         1,000,000      1,055,250
Inglewood, HR (Daniel Freeman Hospital) 6.75%, 5/1/2013.....................                         2,000,000      2,116,600
Loma Linda, HR (Loma Linda University Medical Center Project)
  6%, 12/1/2023.............................................................                         5,000,000      4,924,350
Madera County, COP (Valley Childrens Hospital):
  6.25%, 3/15/2007 (Insured; MBIA) .........................................                         2,545,000      2,776,391
  6.50%, 3/15/2008 (Insured; MBIA) .........................................                         3,165,000      3,517,866
M-S-R Public Power Agency, Power Revenue, Refunding
  (San Juan Project) 5.90%, 7/1/2020........................................                         7,000,000      6,830,740
Newhall Elementary and Castaic Union School Districts, COP
  (School Improvement Project) 7.70%, 3/1/2011..............................                         2,695,000      2,837,754
Northern California Power Agency, Public Power Revenue
  (Hydroelectric Project Number 1):
    7.15%, 7/1/2024.........................................................                         5,345,000      5,576,973
    Refunding 6.30%, 7/1/2018 (Insured; MBIA)...............................                        20,400,000     21,986,712
Orange County:
  COP (Juvenile Justice Center) 7.625%, 6/1/2019 (Prerefunded 6/1/1999) (b).                         2,500,000      2,715,325
  Special Tax (Community Facilities District Number 87-3)
    7.80%, 8/15/2015 (Prerefunded 8/15/2000) (b)............................                         1,500,000      1,675,425
Orange County Recovery, COP, Refunding 6%, 7/1/2026 (Insured; MBIA).........                         5,720,000      5,730,982
Otay Municipal Water District (Improvement District Number 27) 6.70%, 9/1/2022                       2,000,000      2,049,660
Palm Desert (Assessment District Number 94-1) 7.625%, 9/2/2019..............                         1,855,000      1,897,758
Port Oakland:
  Port Revenue 5.50%, 11/1/2017 (Insured; MBIA).............................                         3,800,000      3,583,324
  Special Facilities Revenue (Mitsui O.S.K. Lines Limited)
    6.80%, 1/1/2019 (LOC; Industrial Bank of Japan) (a).....................                         3,000,000      3,134,580
Richmond Joint Powers Financing Authority, Revenue
  7.25%, 5/15/2013 (Prerefunded 5/15/2000) (b)..............................                         2,000,000      2,191,060

GENERAL CALIFORNIA MUNICIPAL BOND FUND, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                           MARCH 31, 1997 (UNAUDITED)
                                                                                                       Principal
Long-Term Municipal Investments (continued)                                                             Amount          Value
                                                                                                       _______        _______
California (continued)
Sacramento County, Special Tax (Community Facilities District Number 1)
  8.25%, 12/1/2020..........................................................                    $    5,610,000  $   5,967,413
Sacramento Municipal Utility District, Electric Revenue, Refunding 6%, 2/1/2017                      3,385,000      3,384,966
San Bernardino, Health Care Systems Revenue (Sisters of Charity)
  7%, 7/1/2021 (Prerefunded 7/1/2001) (b)...................................                         2,000,000      2,211,660
San Francisco City and County Airports Commission, International Airport
Revenue:
  5.80%, 5/1/2021 (Insured; FGIC)...........................................                         7,000,000      6,792,100
  5.70%, 5/1/2026 (Insured; MBIA)...........................................                         7,750,000      7,446,898
San Joaquin Hills Transportation Corridor Agency, Toll Road Revenue
  (Junior Lien) Zero Coupon, 1/1/2010.......................................                         5,000,000      2,123,700
San Marcos Public Facilities Authority, Revenue, Refunding
  (Public Improvement-Civic Center) 6.20%, 8/1/2022.........................                         3,000,000      2,967,570
San Marcos Unified School District
  (School Facilities Improvement District Number 1)
  5.80%, 11/1/2014 (Insured; AMBAC).........................................                         3,540,000      3,576,993
Santa Cruz County, COP, Refunding
  (Capital Facilities Project) 5.60%, 9/1/2023 (Insured; MBIA)..............                         3,850,000      3,723,643
Santa Cruz County Redevelopment Agency, Tax Allocation
  (Subordinated-Live Oak/Soquel Community Improvement) 5.625%, 9/1/2022.....                         3,335,000      3,170,685
Simi Valley, Single Family Residential Mortgage Revenue 7.625%, 8/1/2022 (c)                         1,739,784        295,763
Southern California Home Finance Authority, SFMR
  6.90%, 10/1/2024 (Collateralized: FNMA and GNMA)..........................                         1,635,000      1,693,713
Southern California Public Power Authority, Power Project Revenue
  (Multiple Projects) 6.75%, 7/1/2011.......................................                         3,750,000      4,250,325
Tehachapi Unified School District, COP (Tompkins Elementary School Project)
  7.80%, 2/1/2021 (Prerefunded 2/1/2001) (b)................................                         1,000,000      1,116,860
Tracy Area Public Facilities Financing Agency, Special Tax, Refunding
  (Community Facilities District Number 87-1) 5.875%, 10/1/2013 (Insured; MBIA)                      7,000,000      7,069,930
Turlock, COP, Health Facilities Revenue, Refunding
  (Emanuel Medical Center, Inc.) 5.75%, 10/15/2023..........................                         6,000,000      5,645,280
University of California, HR (Davis Medical Center)
  5.75%, 7/1/2013 (Insured; AMBAC)..........................................                         5,560,000      5,593,749
Valley Health System, HR, Refunding (Improvement Project) 6.50%, 5/15/2015..                         7,250,000      7,323,588
West Covina Redevelopment Agency, Special Tax, Refunding
  (Community Facilities District_Fashion Plaza):
    6%, 9/1/2017............................................................                         6,000,000      6,017,220
    6%, 9/1/2022............................................................                         8,325,000      8,297,611
Yolo County Housing Authority, Mortgage Revenue (Walnut Park Apartments)
  7.20%, 8/1/2033 (Insured; FHA)............................................                         4,150,000      4,328,699

GENERAL CALIFORNIA MUNICIPAL BOND FUND, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                              MARCH 31, 1997 (UNAUDITED)
                                                                                                     Principal
Long-Term Municipal Investments (continued)                                                            Amount          Value
                                                                                                       _______        _______
U. S. Related_.2%
Puerto Rico Electric Power Authority, Power Revenue 7.125%, 7/1/2014........                   $       540,000   $    576,266

                                                                                                                      _______
TOTAL LONG-TERM MUNICIPAL INVESTMENTS (cost $251,323,872)...................                                     $257,337,266
                                                                                                                      =======
Short-Term Municipal Investments_6.5%
California_6.3%
California Pollution Control Financing Authority:
  PCR, Refunding, VRDN (Pacific Gas and Electric)
    3.60% (LOC; Bank of America National Trust & Saving Association) (a,d)..                     $  10,900,000  $  10,900,000
  SWDR, VRDN (Shell Martinez Refining)
    3.55% (Guaranteed; Shell Oil Co.) (d)...................................                         4,300,000      4,300,000
Chula Vista, IDR, Refunding, VRDN (San Diego Gas and Electric) 4% (d).......                         1,300,000      1,300,000
Orange County Various Sanitation Districts, COP, Refunding, VRDN
  (Numbers 1-7 & 11) 3.70% (Insured; AMBAC) (d).............................                         1,000,000      1,000,000
U.S. Related_.2%
Puerto Rico Commonwealth, Government Development Bank, VRDN
  3.10%, (LOC; Credit Suisse) (a,d).........................................                           500,000        500,000
                                                                                                                      _______
TOTAL SHORT-TERM MUNICIPAL INVESTMENTS (cost $18,000,000)...................                                    $  18,000,000
                                                                                                                      =======
TOTAL INVESTMENTS_100.0% (cost $269,323,872)................................                                     $275,337,266
                                                                                                                      =======

GENERAL CALIFORNIA MUNICIPAL BOND FUND, INC.

Summary of Abbreviations
AMBAC         American Municipal Bond Assurance Corporation      IDR     Industrial Development Revenue
COP           Certificate of Participation                       LOC     Letter of Credit
FGIC          Financial Guaranty Insurance Company               MBIA    Municipal Bond Investors Assurance
FHA           Federal Housing Administration                                  Insurance Corporation
FNMA          Federal National Mortgage Association              PCR     Pollution Control Revenue
FSA           Financial Security Assurance                       SFMR    Single Family Mortgage Revenue
GNMA          Government National Mortgage Association           SWDR    Solid Waste Disposal Revenue
HR            Hospital Revenue                                   VRDN    Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)
Fitch (e)              or          Moody's             or         Standard & Poor's          Percentage of Value
____                               ________                       __________________         ____________________
AAA                                Aaa                            AAA                               41.1%
AA                                 Aa                             AA                                 4.3
A                                  A                              A                                 21.1
BBB                                Baa                            BBB                               17.8
BB                                 Ba                             BB                                  .7
D                                  N/A                            D                                   .1
F1+ & F1                           MIG1, VMIG1 & P1               SP1 & A1                           6.6
Not Rated (f)                      Not Rated (f)                  Not Rated (f)                      8.3
                                                                                                   ____
                                                                                                   100.0%
                                                                                                   ====

Notes to Statement of Investments:
    (a)  Secured by letters of credit.
    (b) Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
    (c)  Non-income producing security; interest payments in default.
    (d) Securities payable on demand. The interest rate, which is subject to change, is based upon bank prime rates or an index of market interest rates.
    (e) Fitch currently provides creditworthiness information for a limited number of investments.
    (f) Securities which, while not rated by Fitch, Moody's and Standard & Poor's have been determined by the Manager to be of comparable quality to those rated securities in which the Fund may invest.
    (g) At March 31, 1997, 27.6% of the Fund's net assets are insured by MBIA.









SEE NOTES TO FINANCIAL STATEMENTS.

GENERAL CALIFORNIA MUNICIPAL BOND FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES                                                            MARCH 31, 1997 (UNAUDITED)
                                                                                                          Cost             Value
                                                                                                        _______           _______
ASSETS:                          Investments in securities_See Statement of Investments            $269,323,872      $275,337,266
                                 Cash.......................................                                              704,903
                                 Receivable for investment securities sold..                                            6,510,356
                                 Interest receivable........................                                            4,370,468
                                 Prepaid expenses...........................                                                8,243
                                                                                                                          _______

                                                                                                                      286,931,236
                                                                                                                          _______
LIABILITIES:                     Due to The Dreyfus Corporation and affiliates                                            158,488
                                 Accrued expenses...........................                                               40,541
                                                                                                                          _______

                                                                                                                          199,029
                                                                                                                          _______
NET ASSETS..................................................................                                         $286,732,207
                                                                                                                          =======
REPRESENTED BY:                  Paid-in capital............................                                         $279,329,766
                                 Accumulated undistributed investment income_net                                          278,812
                                 Accumulated net realized gain (loss) on investments                                    1,110,235
                                 Accumulated net unrealized appreciation (depreciation)
                                    on investments_Note 4(b)................                                            6,013,394
                                                                                                                         _______
NET ASSETS..................................................................                                         $286,732,207
                                                                                                                          =======
SHARES OUTSTANDING
(500 MILLION SHARES OF $.001 PAR VALUE COMMON STOCK AUTHORIZED).............                                           21,997,317
NET ASSET VALUE, offering and redemption price per share_Note 3(d)..........                                               $13.03
                                                                                                                          =======







SEE NOTES TO FINANCIAL STATEMENTS.

GENERAL CALIFORNIA MUNICIPAL BOND FUND, INC.
STATEMENT OF OPERATIONS                                                         SIX MONTHS ENDED MARCH 31, 1997 (UNAUDITED)
INVESTMENT INCOME
INCOME                           Interest Income............................                                         $ 8,773,963
EXPENSES:                        Management fee_Note 3(a)...................                       $888,968
                                 Shareholder servicing costs_Note 3(b)......                        140,239
                                 Directors' fees and expenses_Note 3(c).....                         22,028
                                 Professional fees..........................                         18,958
                                 Custodian fees.............................                         16,636
                                 Registration fees..........................                          8,873
                                 Prospectus and shareholders' reports.......                          5,456
                                 Miscellaneous..............................                         10,246
                                                                                                      _____
                                     Total Expenses.........................                                           1,111,404
                                                                                                                          ______
INVESTMENT INCOME_NET.......................................................                                           7,662,559
                                                                                                                          ______
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS_Note 4:
                                 Net realized gain (loss) on investments....                       $908,531
                                 Net realized gain (loss) on financial futures                      247,117
                                                                                                      _____
                                     Net Realized Gain (Loss)...............                                           1,155,648
                                 Net unrealized appreciation (depreciation) on investments                            (2,645,379)

                                                                                                                          ______
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS......................                                          (1,489,731)
                                                                                                                          ______
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                         $ 6,172,828
                                                                                                                          ======





SEE NOTES TO FINANCIAL STATEMENTS.

GENERAL CALIFORNIA MUNICIPAL BOND FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS
                                                                                  Six Months Ended
                                                                                   March 31, 1997       Year Ended
                                                                                    (Unaudited)     September 30, 1996
                                                                                __________________  _________________
OPERATIONS:
  Investment income_net..........................................                $    7,662,559       $  16,365,689
  Net realized gain (loss) on investments........................                     1,155,648           6,172,251
  Net unrealized appreciation (depreciation) on investments......                    (2,645,379)         (1,721,041)
                                                                                        _______             _______
    Net Increase (Decrease) in Net Assets Resulting from Operations                   6,172,828          20,816,899
                                                                                        _______             _______
DIVIDENDS TO SHAREHOLDERS FROM:
  Investment income_net..........................................                    (7,810,746)        (15,985,719)
  Net realized gain on investments...............................                    (5,388,593)         (3,748,977)
                                                                                        _______             _______
    Total Dividends..............................................                   (13,199,339)        (19,734,696)
                                                                                        _______             _______
CAPITAL STOCK TRANSACTIONS:
  Net proceeds from shares sold..................................                    34,362,571         159,413,680
  Dividends reinvested...........................................                     9,424,642          13,771,940
  Cost of shares redeemed........................................                   (46,826,227)       (195,305,564)
                                                                                        _______             _______
    Increase (Decrease) in Net Assets from Capital Stock Transactions                (3,039,014)        (22,119,944)
                                                                                        _______             _______
      Total Increase (Decrease) in Net Assets....................                   (10,065,525)        (21,037,741)
NET ASSETS:
  Beginning of Period............................................                   296,797,732         317,835,473
                                                                                        _______             _______
  End of Period..................................................                  $286,732,207        $296,797,732
                                                                                        =======             =======
UNDISTRIBUTED INVESTMENT INCOME_NET..............................               $       278,812     $       426,999
                                                                                        _______             _______
                                                                                        Shares              Shares
                                                                                        _______             _______
CAPITAL SHARE TRANSACTIONS:
  Shares sold....................................................                     2,582,102          11,970,554
  Shares issued for dividends reinvested.........................                       708,171           1,027,566
  Shares redeemed................................................                    (3,518,373)        (14,661,989)
                                                                                        _______             _______
    Net Increase (Decrease) in Shares Outstanding................                      (228,100)         (1,663,869)
                                                                                        =======             =======



SEE NOTES TO FINANCIAL STATEMENTS.

GENERAL CALIFORNIA MUNICIPAL BOND FUND, INC.
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                      Six Months Ended
                                                        March 31, 1997               Year Ended September 30,
                                                                       ____________________________________________________
PER SHARE DATA:                                         (Unaudited)      1996        1995        1994        1993        1992
                                                           _____         ____        ____        ____        ____        ____
    Net asset value, beginning of period..                $13.35       $13.30      $12.90      $14.36      $13.33      $12.89
                                                            ____         ____        ____        ____        ____        ____
    Investment Operations:
    Investment income_net.................                   .34          .70         .73         .78         .82         .85
    Net realized and unrealized gain (loss)
      on investments......................                  (.07)         .19         .48       (1.40)       1.11         .44
                                                            ____         ____        ____        ____        ____        ____
    Total from Investment Operations......                   .27          .89        1.21        (.62)       1.93        1.29
                                                            ____         ____        ____        ____        ____        ____
    Distributions:
    Dividends from investment income_net..                  (.35)        (.68)       (.73)       (.78)       (.82)       (.85)
    Dividends from net realized gain
      on investments......................                  (.24)        (.16)       (.08)       (.06)       (.08)          _
                                                            ____         ____        ____        ____        ____        ____
    Total Distributions...................                  (.59)        (.84)       (.81)       (.84)       (.90)       (.85)
                                                            ____         ____        ____        ____        ____        ____
    Net asset value, end of period........                $13.03       $13.35      $13.30      $12.90      $14.36      $13.33
                                                            ====         ====        ====        ====        ====        ====
TOTAL INVESTMENT RETURN...................                  4.07%(1)     6.85%       9.82%      (4.43%)     15.04%      10.31%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets                  .75%(1)      .76%        .76%        .76%        .64%        .37%
    Ratio of net investment income
      to average net assets...............                  5.17%(1)     5.25%       5.66%       5.72%       5.96%       6.47%
    Decrease reflected in above expense ratios
      due to undertakings by the Manager..                     _            _           _           _         .11%        .39%
    Portfolio Turnover Rate...............                 50.98%(2)   164.93%      83.31%      29.74%      30.20%      23.97%
    Net Assets, end of period (000's Omitted)           $286,732     $296,798    $317,835    $347,063    $456,429    $374,198
    (1)  Annualized.
    (2)  Not annualized.



SEE NOTES TO FINANCIAL STATEMENTS.

GENERAL CALIFORNIA MUNICIPAL BOND FUND, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
NOTE 1_SIGNIFICANT ACCOUNTING POLICIES:
    General California Municipal Bond Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company. The Fund's investment objective is to maximize current income exempt from Federal and State of California personal income taxes to the extent consistent with the preservation of capital. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. Premier Mutual Fund Services, Inc. is the distributor of the Fund's shares, which are sold to the public without a sales charge.
    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
    (A) PORTFOLIO VALUATION: Investments in securities (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.
    (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.
    The Fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Fund.
    (C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.
    (D) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

GENERAL CALIFORNIA MUNICIPAL BOND FUND, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
NOTE 2_BANK LINE OF CREDIT:
    The Fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility ("Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings. For the period ended March 31, 1997, the Fund did not borrow under the Facility.
NOTE 3_MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the Fund's average daily net assets and is payable monthly.
    (B) Under the Shareholder Services Plan, the Fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, an amount not to exceed an annual rate of .25 of 1% of the value of the Fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended March 31, 1997, the Fund was charged an aggregate of $78,234 pursuant to the Shareholder Services Plan.
    The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $48,590 during the period ended March 31, 1997.
    (C) Each director who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $2,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.
    (D) Effective November 4, 1996, a .10% redemption fee is charged on certain redemptions of Fund shares (including redemptions through the use of the Fund Exchanges service) where the shares being redeemed were issued subsequent to a specified effective date and the redemption or exchange occurs less than fifteen days following the date of issuance. During the period ended March 31, 1997, redemption fees amounted to $4,125.
NOTE 4_SECURITIES TRANSACTIONS:
    (A) The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended March 31, 1997 amounted to $147,271,875 and $181,567,535, respectively.
    The Fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The Fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the Fund to "mark to market" on a daily basis, which reflects the change in the market value of the contract at the close of each day's trading. Typically, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the Fund recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. At March 31, 1997, there were no financial futures contracts outstanding.

GENERAL CALIFORNIA MUNICIPAL BOND FUND, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
    (B) At March 31, 1997, accumulated net unrealized appreciation on investments was $6,013,394, consisting of $8,425,175 gross unrealized appreciation and $2,411,781 gross unrealized depreciation.
    At March 31, 1997, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


[Dreyfus lion "d" logo]
GENERAL CALIFORNIA
MUNICIPAL BOND FUND, INC.
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
The Bank of New York
90 Washington Street
New York, NY 10286
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940









Printed in U.S.A.                            131SA973
[Dreyfus logo]
General California
Municipal
Bond Fund, Inc.
Semi-Annual
Report
March 31, 1997